SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2009

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York     10080

(Address of principal executive offices)               (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders

On January 1, 2009, Merrill Lynch & Co., Inc. (the “Company”) amended the terms of its Exchange Liquid Yield Option™ Notes due 2032 (Zero Coupon—Floating Rate—Senior) (the “Securities”) and the related Indenture, dated as of December 14, 2004, (the “Original Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of March 6, 2008 (the “First Supplemental Indenture” and together with the Original Indenture, the “Indenture”), between the Company and The Bank of New York Mellon (formerly known as The Bank of New York, as successor in interest to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”), by a Second Supplemental Indenture, among the Company, Bank of America Corporation (“Bank of America’) and the Trustee (the “Second Supplemental Indenture”).

The Second Supplemental Indenture amends the terms of the Securities and the Indenture by giving a holder of the Securities the right to convert the Securities into Bank of America common stock, by providing that the conversion rate as of January 1, 2009 is 14.4850 shares of Bank of America common stock per $1,000 original principal amount of Securities and by providing for other related adjustments.

Under the terms of the Indenture, the Second Supplemental Indenture was required to amend the terms of the Securities and the Indenture due to the merger of MER Merger Corporation, a wholly-owned subsidiary of Bank of America, with and into the Company on January 1, 2009 (the “Merger”). In accordance with the terms of the Merger, holders of the Company’s common stock received 0.8595 of a share of Bank of America common stock for each share of the Company’s common stock held immediately prior to the Merger.

The foregoing description of the Second Supplemental Indenture is qualified in its entirety by reference to the complete text of the Second Supplemental Indenture, a copy of which is attached as Exhibit 4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events

The Second Supplemental Indenture is filed herewith in connection with the Company’s amendment of the Securities and the Indenture.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

4	Second Supplemental Indenture, dated as of January 1, 2009, among the Company, Bank of America and the Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/s/ John Thurlow
John Thurlow Assistant Treasurer

Date: January 1, 2009

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED JANUARY 1, 2009

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

4	Second Supplemental Indenture, dated as of January 1, 2009, among the Company, Bank of America and the Trustee.